SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report - August 19, 2005

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                333-45210                              88-0460457
         (Commission File Number)         (IRS Employer Identification Number)

                           7550 IH-10 West, 14th Floor
                            San Antonio, Texas 78229
              (Address of Principal Executive Offices and Zip Code)

                                  210-541-7133
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.01 Results of Audit and Review of Recent Acquisition.

         On April 6, 2005, the Registrant's wholly owned subsidiary named SMSN Merger Sub, Inc., a Texas corporation merged with SMS Envirofuels, Inc., a Texas corporation, and the Registrant. Under the terms of such Plan of Merger, the remaining entity name will be changed to SMS Envirofuels, Inc. To follow are the results of audit of Years Ended December 31, 2003 and December 31, 2004 and review of the Quarter Ended March 31, 2005 of SMS Envirofuels, Inc. In addition, pro forma statements are provided to reflect financial statement effect as if the merger took place at inception SMS Envirofuels, Inc. SMS Envirofuels, Inc. has developed a plant to produce bio-diesel from soybean oil and has recently begun marketing such bio-diesel to distributors and retailers. The Registrant plans to continue this business with the operating assets of SMS Envirofuels, Inc. and to expand the production and marketing of the bio-diesel product.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


                                 SYSTEMS MANAGEMENT SOLUTION, INC.
                                 (Registrant)

                                 By: /s/ Jim Karlak
                                     ---------------
Date: August 25, 2005                 President, Chairman of the Board and CEO

Item 9.01  Financial Statements and Exhibits

      The financial statements, pro forma financial information and exhibits included in this report are filed herewith, as follows:

a)    Financial Statements of businesses acquired

      SMS Envirofuels, LLC Balance Sheet dated December 31, 2004 (audited), Page F-1

      SMS Envirofuels, LLC Statement of Operations and Member's Equity (Years Ended December 31, 2004 and December 31, 2003, Page F-2

      SMS Envirofuels, LLC Consolidated Statements of Cash Flows (Years Ended December 31, 2004 and December 31, 2003, Page F-3

      SMS Envirofuels, LLC Balance Sheet dated March 31, 2005 (unaudited), Page F-7

      SMS Envirofuels, LLC Consolidated Statements of Operations (for the three months ended March 31, 2005 and March 31, 2004 (unaudited), Page F-8

      SMS Envirofuels, LLC Consolidated Statements of Cash Flows (for the three months ended March 31, 2005 and March 31, 2004 (unaudited), Page F-9

      SMS Envirofuels, LLC March 31, 2005 Pro forma Consolidated Condensed Balance Sheet, Pages F-11/12

      b)    Pro forma financial information

      SMS Envirofuels, LLC 2005 Quarter Ended March 31 Pro Forma Consolidated Condensed Income Statement and 2004 Pro Forma, Consolidated Condensed Income Statement, Page F-13

      SMS Envirofuels, LLC 2003 Pro Forma Consolidated Condensed Income Statement, Page F-14

c)    Exhibits

      Audit letter from Malone and Bailey, PC to the Board of Directors of SMS Envirofuels, LLC

                                   SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 25, 2005

                      SYSTEMS MANAGEMENT SOLUTIONS, INC.,
                      a Nevada corporation


                      By: /s/ James Karlak
                          -----------------------------------------------------
                           James Karlak, President and Chief Executive Officer


                      By: /s/ Morris Kunofsky
                          -----------------------------------------------------
                           Morris Kunofsky, Chief Financial Officer

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

PART I.   FINANCIAL INFORMATION YEARS 2003 AND 2004............................1

ITEM 1.   FINANCIAL STATEMENTS (AUDITED).......................................1

PART II   FINANCIAL INFORMATION QUARTER ENDED MARCH 31, 2005...................7

ITEM 1.   FINANCIAL STATEMENTS (UNAUDITED).....................................7

PART III - PROFORMA FINANCIAL STATEMENTS......................................11

SIGNATURES....................................................................15

                          PART I. FINANCIAL INFORMATION


ITEM 1. FINANCIAL STATEMENTS (AUDITED)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   SMS Envirofuels, Inc.
   (formerly Texas Envirofuels, LLC.)
   San Antonio, Texas

We have audited the accompanying balance sheet of SMS Envirofuels, Inc. as of December 31, 2004, and the related statements of operations, members' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of SMS Envirofuels' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SMS Envirofuels, Inc. as of December 31, 2004, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the SMS Envirofuels, Inc. will continue as a going concern. As discussed in Note 3 to the financial statements, the deficiency in working capital at December 31, 2004 and the operating losses raise substantial doubt about SMS Envirofuels, Inc.'s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


Malone & Bailey, PC
Houston, Texas
www.malone-bailey.com

August 10, 2005

                              SMS Envirofuels, Inc.
                        (formerly Texas Envirofuels, LLC)
                                  BALANCE SHEET
                                December 31, 2004

         ASSETS

Current Assets
  Inventory                                                              22,022
  Prepaids                                                                  571
                                                                   ------------
         Total current assets                                            22,593

Fixed Assets
   Property, plant & equipment, net of
     accumulated depreciation of $3,042                                 228,316

                                                                   ------------
         TOTAL ASSETS                                              $    250,909
                                                                   ============

         LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                                                 $     18,660
  Accounts payable - related party                                       51,000
  Accrued interest-related party                                        113,353
  Notes payable - related party                                       1,281,380
                                                                   ------------
         Total Current Liabilities                                    1,464,393
                                                                   ------------

Members' Equity                                                      (1,213,484)

                                                                   ------------
         TOTAL LIABILITIES AND MEMBERS' EQUITY                     $    250,909
                                                                   ============

          See accompanying summary of accounting policies and notes to financial statements.

                              SMS Envirofuels, Inc.
                        (formerly Texas Envirofuels, LLC)
                      STATEMENTS OF OPERATIONS AND MEMBERS'
           EQUITY Years Ended December 31, 2004 and December 31, 2003


                                                       2004             2003
                                                  ------------     ------------

Sales                                             $      7,501     $     24,935

                                                  ------------     ------------

General and administrative                            (177,821)        (137,560)
Research and development                              (471,332)        (445,409)
                                                  ------------     ------------
   Total operating expenses                           (649,153)        (582,969)
                                                  ------------     ------------
   Net Operating Loss                                 (641,652)        (558,034)

Interest expense                                       (89,084)         (24,714)
                                                  ------------     ------------
         Net Loss                                 $   (730,736)    $   (582,748)

Beginning Members' Equity                             (482,748)               -
Members' Contributions                                       -          100,000
                                                  ------------     ------------
Ending Members' Equity                            $ (1,213,484)    $   (482,748)
                                                  ============     ============

          See accompanying summary of accounting policies and notes to financial statements.

                              SMS Envirofuels, Inc.
                        (formerly Texas Envirofuels, LLC)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               Years Ended December 31, 2004 and December 31, 2003




                                                  2004            2003
                                              ------------    ------------
Cash Flows From Operating Activities
  Net income (loss)                           $   (730,736)   $   (582,748)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Depreciation and amortization                    2,815             227
    Changes in:
         Other current assets                         (571)             --
         Accounts payable                           18,660              --
         Inventory                                 (22,022)             --
         Accounts payable-Related Party             51,000              --
         Accrued expenses-Related Party             88,640          24,713
                                              ------------    ------------
  Net Cash Used In Operating Activities           (592,214)       (557,808)
                                              ------------    ------------
Cash Flows From Investing Activities
  Purchase of fixed assets                        (146,434)        (84,924)
                                              ------------    ------------
  Net Cash Used In Investing Activities           (146,434)        (84,924)
                                              ------------    ------------
Cash Flows From Financing Activities
  Proceeds from member loans                       738,561         542,819
  Proceeds from member contributions                    --         100,000
                                              ------------    ------------
  Net Cash Provided By Financing Activities        738,561         642,819
                                              ------------    ------------
Net change in cash                                     (87)             87
Cash at beginning of year                               87              --
                                              ------------    ------------
Cash at end of year                           $         --    $         87
                                              ============    ============

Supplemental disclosure:
         Income taxes paid                    $         --    $         --
         Interest paid                                  --              --


          See accompanying summary of accounting policies and notes to financial statements.

                              SMS ENVIROFUELS,INC.
                        (formerly Texas Envirofuels, LLC)
                          NOTES TO FINANCIAL STATEMENTS



Note 1 Organization and Nature of Operations


SMS Envirofuels, Inc. ("SMSE") was originally organized as Envirofuels, LLC under Wyoming State laws on August 26, 2003. In February 2004, the State of Texas certified the application of Envirofuels, L.L.C. to do business in the State of Texas under the name of Texas Envirofuels, LLC. In February 2005, the Secretary of State for Texas issued a Certificate of Conversion for Texas Envirofuels, LLC to convert to SMS Envirofuels, Inc. effectively converting the Wyoming L.L.C. to a Texas Corporation and authorizing 1,000 shares of common stock with a par value of $0.10.

On April 6, 2005, Systems Management Solutions, Inc.("SMS") acquired all of the outstanding stock of SMS Envirofuels, Inc., a Texas corporation, in exchange for 1,444,444 shares of its common stock. The acquisition was accounted for under the pooling method due to the fact that a majority shareholder of SMSE is also a majority shareholder of SMS. All of the assets, liabilities, profit and loss of SMS are combined with SMSE as if the companies have been consolidated from their inception.

SMSE is a manufacturer and seller of Biodiesel, an alternative fuel for diesel engines derived from vegetable oils. The corporate headquarters are located in San Antonio, Texas while the manufacturing facility is located in Poteet, Texas, approximately 20 miles south of San Antonio. Currently, SMSE is selling grade B100 Biodiesel, produced from soybean oil and methanol, to a single distributor located in Dallas/FW, Texas area. SMSE intends to capitalize on the current federal subsidy programs available for Biodiesel production and expand its customer base and manufacturing capabilities.




Note 2 Summary of Significant Accounting Policies

Cash Equivalents. Highly liquid investments with original maturities of three months or less are considered cash equivalents. There were no cash equivalents as of December 31, 2004.

Revenue Recognition. SMSE recognizes revenue from sales of Biodiesel fuel when the earning process is complete and the risks and rewards of ownership have transferred to the customer. Service revenues are recognized as services are provided.

Allowance for Doubtful Accounts. SMSE analyzes current accounts receivable for an allowance for doubtful accounts based on historical bad debt, customer credit-worthiness, the current business environment and historical experience with the customer. The allowance includes specific reserves for accounts where collection is deemed to be no longer probable.

Inventory: SMSE tracks its inventory and values it using the First In First Out
(FIFO) method. Raw Materials are procured and upon processing flow directly into the Finished Goods account. The entire process takes approximately 12-13 hours and therefore the need for movement in and out a WIP accounts is not cost-beneficial.

Property and equipment are stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major renewals and improvements are capitalized, while minor replacements, maintenance, and repairs are charged to current operations.

Long-lived Assets. Property and equipment are stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major renewals and improvements are capitalized, while minor replacements, maintenance, and repairs are charged to current operations. The costs associated with the development of the Plant's Processing system are accumulating and will begin to be depreciated when the system is fully operational.

Research and Development. SMSE expenses research and development costs as incurred. Research and development costs expensed in the periods ended December 31, 2003 and December 31, 2004 are $445,499 and $471,332 respectively.

Income taxes. Through December 31, 2004, SMSE was a limited liability company (Texas Envirofuels, LLC). Federal and state income taxes are not payable by, or provided for, the limited liability company. Members of Texas Envirofuels, LLC are taxed individually on their share of partnership earnings.

Use of Estimates in Financial Statement Preparation. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Recently Issued Accounting Pronouncements. SMSE does not expect the adoption of recently issued accounting pronouncements to have a significant impact on their financial position, results of operations or cash flow.


Note 3 Going Concern

SMSE incurred a net loss of $582,748 and $730,736 for the years ended December 31, 2003 and December 31, 2004 respectively, and has a negative working capital of $1,441,800 as of December 31, 2004. These conditions create an uncertainty as to SMSE's ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock as well as seeking financing from third parties. The financial statements do not include any adjustments that might be necessary if SMSE is unable to continue as a going concern.


Note 4 Property and Equipment

Property and equipment as of December 31, 2004 consisted of the following:

                                 Depreciation
                                     Lives                          Cost
                               ------------------                ----------
Plant Processing System                        10                $  161,055
Plant Storage Tanks                            20                    14,835
Leasehold Improvements                         10                    50,498
Plant Equipment                                07                     4,000
Furniture                                      05                       970
                                                                 ----------
                                                                    231,358
                             Less Accumulated Depreciation           (3,042)
                                                                 ----------
                                                                 $  228,316
                                                                 ==========


Note 5 Related Party Line of Credit


As of December 31, 2004, the SMSE owes $1,281,380 to United Mangers Group, Inc. ("UMG"), the primary source of funding and a majority stockholder in SMSE's parent company SMS. There exists two promissory notes of $1,000,000 each issued by SMSE to UMG. The notes bear interest at 10% and are secured by all of the assets of SMSE and mature on August 10, 2006.

Note 6  Related Party Commitments and Contingencies

SMSE is party to a manufacturing site operating lease agreement with a related party for a term expiring on April 30, 2013. The minimum annual lease payments are summarized as follows:
                                                       Lease
                  12 Months Ending                  Payments Due
                  ----------------                  ------------
                  December 31, 2005                 $     72,000
                  December 31, 2006                       72,000
                  December 31, 2007                       72,000
                  December 31, 2008                       72,000
                  December 31, 2009                       72,000
                                                    ------------
                                                    $    360,000
                                                    ============




Note  7  Other Related Party Transactions


The corporate headquarters of SMSE are located in the lease space of a wholly owned subsidiary of its parent, SMS.




Note  8  Subsequent Event

On April 6, 2005, the SMSE was acquired by SMS. The merger agreement called for the exchange of 1,444,444 shares of common stock from SMS for 100% of the common stock of the SMSE. The purchase will be accounted for using the Pooling of Interest Method due to fact that there exists a common majority ownership. SMS's majority shareholder is also the majority shareholder of SMSE.

                         PART II. FINANCIAL INFORMATION


ITEM 1. FINANCIAL STATEMENTS (UNAUDITED)

                              SMS ENVIROFUELS, INC.
                        (Formerly Texas Envirofuels, LLC)
                                  BALANCE SHEET
                                 March 31, 2005
                                   (Unaudited)

         ASSETS

Current Assets
  Accounts Receivable                                              $     25,648
  Inventory                                                               9,447
  Prepaids                                                                  229
                                                                   ------------
         Total current assets                                            35,324

Fixed Assets
   Property, plant & equipment, net of
     accumulated depreciation of $5,000                                 267,935

                                                                   ------------
         TOTAL ASSETS                                              $    303,259
                                                                   ============

         LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                                                 $     27,174
  Accounts payable - related party                                       69,000
  Accrued interest - related party                                      154,548
  Notes payable - related party                                       1,448,158
                                                                   ------------
         Total Current Liabilities                                    1,698,880
                                                                   ------------



Stockholders' Deficit
    Common stock, $.10 par value, 1,000 shares authorized,
         issued and outstanding                                             100
   Additional Paid-in Capital                                            99,900
   Accumulated deficit                                               (1,495,621)
                                                                   ------------
         Total Stockholders' Deficit                                 (1,395,621)
                                                                   ------------
         TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT               $    303,259
                                                                   ============

          See accompanying summary of accounting policies and notes to financial statements.

                              SMS ENVIROFUELS, INC.
                        (Formerly Texas Envirofuels, LLC)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
          For the Three Months Ended March 31, 2005 and March 31, 2004
                                   (Unaudited)





                                                      2005             2004
                                                  ------------     ------------

Sales                                             $     41,982    $           -

                                                  ------------     ------------

General and administrative                            (190,649)         (26,885)
Research and Development                                     -         (159,547)
                                                  ------------     ------------
   Total operating expenses                           (190,649)        (186,432)
                                                  ------------     ------------
   Net Operating Loss                                 (148,667)        (186,432)

Interest expense                                       (33,470)         (15,347)
                                                  ------------     ------------
         NET LOSS                                 $   (182,137)    $   (201,779)
                                                  ============     ============

Basic and diluted loss
         per share                                 $       (182)     $         -

Weighted average shares
         outstanding                                      1,000                -



          See accompanying summary of accounting policies and notes to financial statements.

                              SMS ENVIROFUELS, INC.
                        (Formerly Texas Envirofuels, LLC)
                      CONSOLIDATED STATEMENTS OF CASH FLOW
          For the Three Months Ended March 31, 2005 and March 31, 2004
                                   (Unaudited)




                                                  2005            2004
                                              ------------    ------------
Cash Flows From Operating Activities
  Net income (loss)                           $   (182,137)   $   (201,779)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
    Depreciation and amortization                    1,731              89
    Changes in:
         Other current assets                          342            (143)
         Accounts receivable                       (25,648)             --
         Accounts payable                            8,516             515
         Inventory                                  12,575          (5,505)
         Accounts payable-related party             59,196              --
         Accrued expenses-related party                 --          22,160
                                              ------------    ------------
  Net Cash Used In Operating Activities           (125,425)       (184,663)
                                              ------------    ------------
Cash Flows From Investing Activities
  Purchase of fixed assets                         (41,350)             --
                                              ------------    ------------
  Net Cash Used In Investing Activities            (41,350)             --
                                              ------------    ------------
Cash Flows From Financing Activities
  Proceeds from shareholder loans                  166,775         184,641
                                              ------------    ------------
  Net Cash Provided By Financing Activities        166,775         184,641
                                              ------------    ------------
Net change in cash                                      --             (22)
Cash at beginning of year                               --              87
                                              ------------    ------------
Cash at end of year                           $         --    $         65
                                              ============    ============

Supplemental disclosure:
         Income taxes paid                    $         --    $         --
         Interest paid                                  --              --


          See accompanying summary of accounting policies and notes to financial statements.

                              SMS ENVIROFUELS,INC.
                          NOTES TO FINANCIAL STATEMENTS



Note 1 Basis of Presentations

The accompanying unaudited interim financial statements of SMS Envirofuels, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's financial statements filed with the SEC on this Form 8-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year 2004 as reported in this Form 8-K, have been omitted.

                    PART III. PROFORMA FINANCIAL INFORMATION


ITEM 1. PROFORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (Unaudited)

The following pro forma financial statements has been derived from the financial statements of System Management Solutions, Inc. ("SMS") at March 31, 2005, December 31, 2004 and June 30, 2004 and adjusts such information to give effect to the acquisition of SMS Envirofuels, Inc. ("SMSE"), a Texas corporation, as if the acquisition had occurred at March 31, 2005 for the pro forma consolidated condensed balance sheet and as of the beginning of the period for each of the pro forma consolidated condensed income statements. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at March 31, 2005 or earlier. The pro forma financial statements should be read in conjunction with the notes thereto and the Company's consolidated financial statements and related notes thereto contained in the Company's latest annual report filed with the SEC.



March 31, 2005 Pro forma Consolidated Condensed Balance Sheet:

                                             03/31/05          03/31/05                                 03/31/05
                                               SMS               SMSE             Adjustments           Pro-Forma
                                           ------------       -----------       ---------------       ------------
Current Assets
    Cash                                   $      9,345                 -                             $      9,345
    Accounts receivable,
      net of allowance                           36,605            25,648                                  62,253
    Other Receivable                                  -                 -                                        -
    Inventory                                         -             9,447                                    9,447
    Prepaid expenses                              4,375               229                                    4,604
                                           ------------       -----------                             ------------
      Total Current Assets                       50,325            35,324                                   85,649
                                           ------------       -----------                             ------------
Property and equipment, net                      93,281           267,935                                  361,216
Other Assets
    Deposit                                           -                 -                                        -
                                           ------------       -----------                             ------------
                                           $    143,606       $   303,259                             $    446,865
                                           ============       ===========                             ============

                                            03/31/05           03/31/05                                 03/31/05
                                               SMS               SMSE             Adjustments           Pro-Forma
                                           ------------       -----------        -------------        ------------
Current Liabilities
    Accounts payable and
      accrued expenses                          357,031            27,174                                  384,205
    Accounts payable - related
      party                                           -           223,548                                  223,548
    Note payable - related
      party                                     570,026         1,448,158                                2,018,184
    Note payable                                      -                 -                                        -
    Other                                             -                 -                                        -
                                           ------------       -----------                             ------------
  Total Current Liabilities                     927,057         1,698,880                                2,625,937
                                           ------------       -----------                             ------------

Preferred stock, $.0001 par
    value; 5,000,000 shares
    authorized, none outstanding
Series A Cumulative Convertible Preferred
    Stock, $.0001 par value, 60,0000
    shares authorized, no shares
    issued and outstanding                            -                 -                                        -
Series B Cumulative Convertible Preferred
    Stock, $.0001 par value, 50,0000
    shares authorized, no shares
    issued and outstanding                            -                 -                                        -
Common stock, $.10 par value, 1,000
    Shares authorized, issued
    and outstanding                                   -               100  (1)            (100)                  -
Common stock, $.0001 par
    value; authorized
    100,000,000 shares;
    19,195,942 outstanding                        1,919                 -  (1)             145               2,064
    Paid in capital                          19,259,250            99,900  (1)             (45)         19,359,105

    Accumulated Deficit                     (20,044,620)       (1,495,621)                             (21,540,241)
                                           ------------       -----------                             ------------
                                               (783,451)       (1,395,621)                              (2,179,072)
                                           ------------       -----------                             ------------
                                           $    143,606       $   303,259                             $    446,865
                                          =============       ===========                             ============

2005 Quarter Ended March 31 Pro Forma Consolidated Condensed Income Statement:

                                         For the 3       For the 3
                                       Months Ended     Months Ended
                                         03/31/05         03/31/05                                  03/31/05
                                           SMS              SMSE            Adjustments             Pro-Forma
                                       ------------      ----------        ------------            ------------
Revenue                                $     52,269      $   41,982                                $     94,251

General and
   administrative                          (667,684)       (190,649)                                   (858,333)
                                       ------------      ----------                                ------------
Net Operating Loss                         (615,415)       (148,667)                                   (764,082)

Interest income                                   -               -                                           -
Interest expense                            (54,862)        (33,470)                                    (88,332)
                                       ------------      ----------                                ------------
NET LOSS                               $   (670,277)     $ (182,137)                               $   (852,414)
                                       ============      ==========                                ============

Basic and diluted
   loss per share                      $      (0.09)                                               $      (0.09)

Weigted average shares
   Outstandins                            7,566,609                           1,444,444               9,011,053


2004 Pro Forma Consolidated Condensed Income Statement:

                                          For the 6       For the 12
                                         Months Ended    Months Ended
                                           12/31/04         12/31/04                              12/31/04
                                              SMS             SMSE           Adjustments          Pro-Forma
                                          ------------    ------------       ------------        ------------

Revenue                                   $     68,792   $     7,501                             $     76,293

General and
   administrative                            1,301,104       177,821                                1,478,925
Research and Development                             -       471,332                                  471,332

                                          ------------    ----------                             ------------
Total operating expenses                     1,301,104       649,153                                1,950,257
                                          ------------    ----------                             ------------
Net Operating Loss                          (1,232,312)     (641,652)                              (1,873,964)

Interest income                                  2,452             -                                    2,452
Interest expense                               (76,557)      (89,084)                                (165,641)
                                          ------------    ----------                             ------------
NET LOSS                                  $ (1,306,417)   $ (730,736)                            $ (2,037,153)
                                          ============    ==========                             ============

Basic and diluted
   loss per share                         $      (0.23)                                          $      (0.27)

Weigted average shares
   Outstandins                               6,094,542                          1,444,444           7,538,986

2003 Pro Forma Consolidated Condensed Income Statement:

                                        For the 12          For the 12
                                       Months Ended        Months Ended
                                         06/30/04             12/31/03                                   12/31/03
                                            SMS                 SMSE             Adjustments             Pro-Forma
                                       ------------         ------------        ------------            ------------
Revenue                                 $     28,515        $     24,935                                $     53,450

Cost of sales                                113,777                   -                                     113,777
                                        ------------        ------------                                ------------
         Gross margin                        (85,262)             24,935                                     (60,327)
                                        ------------        ------------                                ------------

General and administrative                 2,436,753             137,560                                   2,574,313
Research and Development                           -             445,409                                     445,409
Impairment                                 5,271,967                   -                                   5,271,967
                                        ------------        ------------                                ------------
Total operating expenses                   7,708,720             582,969                                   8,291,689
                                        ------------        ------------                                ------------
Net Operating Loss                        (7,793,982)           (558,034)                                 (8,352,016)

Interest income                                    -                   -                                           -
Interest expense                            (401,940)            (24,714)                                   (426,654)
                                        ------------        ------------                                ------------
Loss from continuing
   operations                             (8,195,922)           (582,748)                                 (8,778,670)
Loss from discontinued
   Operations                              2,030,039                   -                                   2,030,039
                                        ------------        ------------                                ------------
NET LOSS                                $ (6,165,883)       $   (582,748)                               $ (6,748,631)
                                        ============        ============                                ============

Basic and diluted
   loss per share                       $      (1.02)                                                   $      (0.90)

Weigted average shares
   Outstandins                             6,067,110                               1,444,444               7,511,544



NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1) The Closing Date of the Merger Agreement between Systems Management Solutions, Inc. ("SMS") and SMS Envirofuels, Inc. ("SMSE") occurred April 6, 2005 . On that date, 1,444,444 shares of SMS common stock were issued to SMSE shareholders for 1,000 SMSE shares, or 100% of the outstanding stock of SMSE. The acquisition was accounted for under the pooling of interest method due to the entities being under common control, where all of SMSE's assets, liabilities and earnings are combined with SMS's.